UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K
                                    --------


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                                January 20, 2005
                                ----------------
                Date of report (Date of earliest event reported)


                                   ADVO, Inc.
                                   ----------
             (Exact name of registrant as specified in its charter)

             Delaware                    1-11720                  06-0885252
             --------                    -------                  ----------
 (State or other jurisdiction      (Commission file number)     (IRS Employer
of incorporation or organization)                            Identification No.)

                One Targeting Centre, Windsor, Connecticut 06095
                ------------------------------------------------
                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code:          (860) 285-6100
                                                             --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communication pursuant to Rule 425 under the Securities Act
  (17 CFR 230.425).

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12).

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b)).

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c)).

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION
              ---------------------------------------------

On January 20, 2005, ADVO, Inc. ("the Company") reported its earnings for the first quarter ended December 25, 2004. A copy of the Company's press release is furnished as Exhibit 99.1 to this Current Report.

In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, except as shall be expressly set forth by specific reference in such a filing.






ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS
                    ---------------------------------

              (c)   Exhibits.


Exhibit No.   Description
----------    -----------

99.1          Press release dated January 20, 2005, issued by the Company. *
              * Furnished and not filed herewith, solely pursuant to Item 2.02.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.







                                         ADVO, Inc.
      Date: January 20, 2005
                                         By  /s/ JOHN D. SPERIDAKOS
                                             ----------------------
                                             John D. Speridakos
                                             Vice President & Controller

EXHIBIT INDEX
-------------

Exhibit No.                     Description
-----------                     -----------

   99.1        Press release dated January 20, 2005, issued by the Company. *
               * Furnished and not filed herewith, solely pursuant to Item 2.02.